EXHIBIT 3.2

                              BYLAWS
                                OF
                    ALLIANT ENERGY CORPORATION
                 Effective as of January 30, 2001


                                   ARTICLE I
                                    OFFICES

Section 1.1 PRINCIPAL AND BUSINESS OFFICES. - The Corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Section 1.2 REGISTERED OFFICE. - The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the Corporation shall be identical to such registered office.



                                   ARTICLE II
                                      SEAL

Section 2.1 CORPORATE SEAL. - The corporate seal shall have inscribed thereon the name of the Corporation and the words "CORPORATE SEAL, WISCONSIN." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.



                                  ARTICLE III
                                   SHAREOWNERS

Section 3.1 ANNUAL MEETING. - The annual meeting of the shareowners (the "Annual Meeting") shall be held at such date and time as the Board of Directors may determine. In fixing a meeting date for any Annual Meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of its business judgment. At each Annual Meeting, the shareowners shall elect that number of directors equal to the number of directors in the class whose term expires at the time of such meeting. At any such Annual Meeting, only other business properly brought before the meeting in accordance with Section
3.14 of these Bylaws may be transacted. If the election of directors shall not be held on the date fixed as herein provided, for any Annual Meeting, or any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of shareowners (a "Special Meeting") as soon thereafter as is practicable.

Section 3.2 SPECIAL MEETINGS. - A Special Meeting may be called only by (i) the Board of Directors or (ii) the Chief
Executive Officer and shall be called by the Chief Executive Officer upon the demand, in accordance with this Section 3.2, of the holders of record of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting.

(a) In order that the Corporation may determine the shareowners entitled to demand a Special Meeting, the Board of Directors may fix a record date to determine the shareowners entitled to make such a demand (the "Demand Record Date"). The Demand Record Date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors and shall not be more than ten days after the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. Any shareowner of record seeking to have shareowners demand a Special Meeting shall, by sending written notice to the Secretary of the Corporation by hand or by certified or registered mail, return receipt requested, request the Board of Directors to fix a Demand Record Date. The Board of Directors shall promptly, but in all events within ten days after the date on which a valid request to fix a Demand Record Date is received, adopt a resolution fixing the Demand Record Date and shall make a public announcement of such Demand Record Date. If no Demand Record Date has been fixed by the Board of Directors within ten days after the date on which such request is received by the Secretary, the Demand Record Date shall be the 10th day after the first date on which a valid written request to set a Demand Record Date is received by the Secretary. To be valid, such written request shall set forth the purpose or purposes for which the Special Meeting is to be held, shall be signed by one or more shareowners of record (or their duly authorized proxies or other representatives), shall bear the date of signature of each such shareowner (or proxy or other representative) and shall set forth all information about each such shareowner and about the beneficial owner or owners, if any, on whose behalf the request is made that would be required to be set forth in a shareowner's notice described in paragraph (a) (ii) of Section
3.14 of these Bylaws.

(b) In order for a shareowner or shareowners to demand a Special Meeting, a written demand or demands for a Special Meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting must be delivered to the Corporation. To be valid, each written demand by a shareowner for a Special Meeting shall set forth the specific purpose or purposes for which the Special Meeting is to be held (which purpose or purposes shall be limited to the purpose or purposes set forth in the written request to set a Demand Record Date received by the Corporation pursuant to paragraph (b) of this Section 3.2), shall be signed by one or more persons who as of the Demand Record Date are shareowners of record (or their duly authorized proxies or other representatives), shall bear the date of signature of each such shareowner (or proxy or other representative), and shall set forth the name and address, as they appear in the Corporation's books, of each shareowner signing such demand and the class and number of shares of the Corporation which are owned of record and beneficially by each such shareowner, shall be sent to the Secretary by hand or by certified or registered mail, return receipt requested, and shall be received by the Secretary within seventy days after the Demand Record Date.

(c) The Corporation shall not be required to call a Special Meeting upon shareowner demand unless, in addition to the documents required by paragraph (c) of this Section 3.2, the Secretary receives a written agreement signed by each Soliciting Shareowner (as defined below), pursuant to which each Soliciting Shareowner, jointly and severally, agrees to pay the Corporation's costs of holding the Special Meeting, including the costs of preparing and mailing proxy materials for the Corporation's own solicitation, provided that if each of the resolutions introduced by any Soliciting Shareowner at such meeting is adopted, and each of the individuals nominated by or on behalf of any Soliciting Shareowner for election as a director at such meeting is elected, then the Soliciting Shareowners shall not be required to pay such costs. For purposes of this paragraph (d), the following terms shall have the meanings set forth below:

(i)   "Affiliate" of any Person (as defined  herein) shall mean any
      Person  controlling,   controlled  by  or  under  common
      control with such first Person.

(ii)  "Participant"  shall have the  meaning  assigned to such term
      in  Rule  14a-11   promulgated   under  the   Securities
      Exchange Act of 1934, as amended (the "Exchange Act").

(iii) "Person"  shall  mean  any  individual,   firm,  corporation,
      partnership,   joint   venture,   association,    trust,
      unincorporated organization or other entity.

(iv) "Proxy" shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

(v) "Solicitation" shall have the meaning assigned to such term in Rule 14a-11 promulgated under the Exchange Act.

(vi)  "Soliciting  Shareowner"  shall  mean,  with  respect  to any
      Special   Meeting    demanded   by   a   shareowner   or
      shareowners, any of the following Persons:

(A)   if the number of  shareowners  signing  the demand or demands
           of  meeting   delivered  to  the   Corporation
           pursuant to paragraph (c) of this Section 3.2 is ten or fewer, each shareowner signing any such demand;

(B)   if the number of  shareowners  signing  the demand or demands
           of  meeting   delivered  to  the   Corporation
           pursuant to paragraph  (c) of this Section 3.2
           is more than ten,  each  Person who either (I)
           was a Participant in any  Solicitation of such
           demand or  demands  or (II) at the time of the
           delivery to the  Corporation  of the documents
           described  in  paragraph  (c) of this  Section
           3.2 had  engaged  or  intends to engage in any
           Solicitation   of  Proxies  for  use  at  such
           Special  Meeting (other than a Solicitation of
           Proxies on behalf of the Corporation); or

(C)   any  Affiliate of a Soliciting  Shareowner,  if a majority of
           the  directors   then  in  office   determine,
           reasonably  and  in  good  faith,   that  such
           Affiliate should be required to sign the written notice described in paragraph (c) of this Section 3.2 and/or the written agreement described in this paragraph (d) in order to prevent the purposes of this Section 3.2 from being evaded.

(d) Except as provided in the following sentence, any Special Meeting shall be held at such hour and day as may be designated by whichever of the Board of Directors or the Chief Executive Officer shall have called such meeting. In the case of any
Special Meeting called by the Chief Executive Officer upon the demand of shareowners (a "Demand Special Meeting"), such meeting shall be held at such hour and day as may be designated by the
Board of Directors; provided, however, that the date of any Demand Special Meeting shall be not more than seventy days after the Meeting Record Date (as defined in Section 3.6 hereof); and provided further that in the event that the directors then in office fail to designate an hour and date for a Demand Special Meeting within ten days after the date that valid written demands for such meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on each issue proposed to be considered at the Special Meeting are delivered to the Corporation (the "Delivery Date"), then such meeting shall be held at 2:00 P.M. local time on the 100th day after the Delivery Date or, if such 100th day is not a Business Day (as defined below), on the first preceding Business Day. In fixing a meeting date for any Special Meeting, the Board of Directors or the Chief Executive Officer may consider such factors as it or he deems relevant within the good faith exercise of its or his business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting, and any plan of the Board of Directors to call an Annual Meeting or a Special Meeting for the conduct of related business.

(e) The Corporation may engage regionally or nationally recognized independent inspectors of elections to act as an agent of the Corporation for the purpose of promptly performing a ministerial  review  of  the  validity  of  any  purported  written demand or demands for a Special Meeting received by the Secretary. For the purpose of permitting the inspectors to perform such review, no purported demand shall be deemed to have been delivered to the Corporation until the earlier of (i) five Business Days following receipt by the Secretary of such purported demand and (ii) such date as the independent inspectors certify to the Corporation that the valid demands received by the Secretary represent at least 10% of all the votes entitled to be cast on each issue proposed to be considered at the Special Meeting. Nothing contained in this paragraph (f) shall in any way be construed to suggest or imply that the Board of Directors or any shareowner shall not be entitled to contest the validity of any demand, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).

(f) For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Wisconsin are authorized or obligated by law or executive order to close.

Section 3.3 PLACE OF MEETING. - The Board of Directors or the Chief Executive Officer may designate any place, either within or without the State of Wisconsin, as the place for any Annual Meeting or any Special Meeting, or for any postponement thereof. If no designation is made, the place of meeting shall be the principal office of the Corporation. Any meeting may be adjourned to reconvene at any place designated by vote of the Board of Directors or determined by the Chief Executive Officer.

Section 3.4 NOTICE OF MEETINGS - Written notice stating the date, time and place of any meeting of shareowners shall be delivered not less than ten days nor more than seventy days before the date of the meeting (unless a different time period is provided by the Wisconsin Business Corporation Law or the Articles of Incorporation), either personally or by mail, by or at the direction of the Chief Executive Officer or the Secretary, to each shareowner of record entitled to vote at such meeting and to such other persons as required by the Wisconsin Business Corporation Law. In the event of any Demand Special Meeting, such notice of meeting shall be sent not more than thirty days after the Delivery Date. For purposes of this Section 3.4, notice by "electronic transmission" (as such term is defined in Section 180.0103(7m) of the Wisconsin Business Corporation Law") shall be deemed to constitute written notice. Written notice pursuant to this Section 3.4 shall be deemed to be effective (a) when mailed, if mailed postpaid and addressed to the shareowner's address shown in the Corporation's current record of shareowners or (b) when electronically transmitted to the shareowner in a manner authorized by the shareowner. Unless otherwise required by the Wisconsin Business Corporation Law or the Articles of Incorporation, a notice of an Annual Meeting need not include a description of the purpose for which the meeting is called. In the case of any Special Meeting, (i) the notice of meeting shall describe any business that the Board of Directors shall have theretofore determined to bring before the meeting and (ii) in the case of a Demand Special Meeting, the notice of meeting (A) shall describe any business set forth in the statement of purpose of the demands received by the Corporation in accordance with
Section 3.2 of these Bylaws and (B) shall contain all of the information required in the notice received by the Corporation in accordance with Section 3.14(b) of these Bylaws. If an Annual Meeting or Special Meeting is adjourned to a different date, time or place, the Corporation shall not be required to give notice of the new date, time or place if the new date, time or place is announced at the meeting before adjournment; provided, however, that if a new Meeting Record Date for an adjourned meeting is or must be fixed, the Corporation shall give notice of the adjourned meeting to persons who are shareowners as of the new Meeting Record Date.

Section 3.5 WAIVER OF NOTICE - A shareowner may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the shareowner entitled to the notice, contain the same information that would have been required in the notice under applicable provisions of the Wisconsin Business Corporation Law (except that the time and place of meeting need not be stated) and be delivered to the Corporation for inclusion in the corporate records. A shareowner's attendance at any Annual Meeting or Special Meeting, in person or by proxy, waives objection to all of the following: (a) lack of notice or defective notice of the meeting, unless the shareowner at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting; and
(b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareowner objects to considering the matter when it is presented.

Section 3.6 FIXING OF RECORD DATE. - The Board of Directors may fix in advance a date not less than ten days and not more than seventy days prior to the date of an Annual Meeting or Special Meeting as the record date for the determination of shareowners entitled to notice of, or to vote at, such meeting (the "Meeting Record Date"). In the case of any Demand Special Meeting, (i) the Meeting Record Date shall be not later than the 30th day after the Delivery Date and (ii) if the Board of Directors fails to fix the Meeting Record Date within thirty days after the Delivery Date, then the close of business on such 30th day shall be the Meeting Record Date. The shareowners of record on the Meeting Record Date shall be the shareowners entitled to notice of and to vote at the meeting. Except as provided by the Wisconsin Business Corporation Law for a court-ordered adjournment, a determination of shareowners entitled to notice of and to vote at an Annual Meeting or Special Meeting is effective for any adjournment of such meeting unless the Board of Directors fixes a new Meeting Record Date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. The Board of Directors may also fix in advance a date as the record date for the purpose of determining shareowners entitled to take any other action or determining shareowners for any other purpose. Such record date shall be not more than seventy days prior to the date on which the particular action, requiring such determination of shareowners, is to be taken. The record date for determining shareowners entitled to a distribution (other than a distribution involving a purchase, redemption or other acquisition of the Corporation's shares) or a share dividend is the date on which the Board of Directors authorizes the distribution or share dividend, as the case may be, unless the Board of Directors fixes a different record date.

Section 3.7 SHAREOWNER LIST. - The Corporation shall have available, beginning two (2) days after the notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, a complete record of each shareowner entitled to vote at such meeting, or any adjournment thereof, showing the address of and number of shares held by each shareowner. The shareowner list shall be available for inspection by any shareowner during normal business hours at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. The Corporation shall make the shareowners' list available at the meeting and any shareowner or his agent or attorney may inspect the list at any time the meeting or any adjournment thereof.

Section 3.8     QUORUM AND VOTING REQUIREMENTS.

(a) Shares entitled to vote as a separate voting group may take action on a matter at any Annual Meeting or Special Meeting only if a quorum of those shares exists with respect to that matter. If the Corporation has only one class of stock outstanding, such class shall constitute a separate voting group for purposes of this Section 3.8. Except as otherwise provided in the Articles of Incorporation or the Wisconsin Business Corporation Law, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on that matter. Once a share is represented for any purpose at any Annual Meeting or Special Meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new Meeting Record Date is or must be set for the adjourned meeting. If a quorum exists, except in the case of the election of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Wisconsin Business Corporation Law requires a greater number of affirmative votes. Unless otherwise provided in the Articles of Incorporation, each director to be elected shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at an Annual Meeting or Special Meeting at which a quorum is present.

(b) The Board of Directors acting by resolution may postpone and reschedule any previously scheduled Annual Meeting or Special Meeting; provided, however, that a Demand Special Meeting shall not be postponed beyond the 100th day following the Delivery Date. Any Annual Meeting or Special Meeting may be adjourned from time to time, whether or not there is a quorum, (i) at any time, upon a resolution by shareowners if the votes cast in favor of such resolution by the holders of shares of each voting group entitled to vote on any matter theretofore properly brought before the meeting exceed the number of votes cast against such resolution by the holders of shares of each such voting group or
(ii) at any time prior to the transaction of any business at such meeting, by the Chairperson of the Board or pursuant to a resolution of the Board of Directors. No notice of the time and place of adjourned meetings need be given except as required by the Wisconsin Business Corporation Law. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 3.9 CONDUCT OF MEETING. - The Chairperson of the Board shall preside at each meeting of shareowners. In the absence of the Chairperson of the Board, such persons, in the following order, shall act as chair of the meeting; the Vice Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, and the Director in attendance with the longest tenure in that office. The Secretary, or if absent, an Assistant Secretary, of the Company shall act as Secretary of each shareowner meeting.

Section 3.10 PROXIES. - At any Annual Meeting or Special Meeting, a shareowner entitled to vote may vote his or her shares in person or by proxy. A shareowner entitled to vote at an Annual Meeting or Special Meeting may authorize another person to act for the shareowner by appointing the person as proxy. Without limiting the manner in which a shareowner may appoint a proxy, a shareowner or the shareowner's authorized officer, director, employee, agent or attorney-in-fact may use any of the following as a valid means to make such an appointment:

           (a) Appointment of a proxy in writing by signing or causing the shareowner's signature to be affixed to an appointment form by any reasonable means, including, but not limited to, by facsimile signature.

           (b) Appointment of a proxy by transmitting or authorizing the transmission of an electronic transmission of the appointment to the person who will be appointed as proxy or to a proxy solicitation firm, proxy support service organization or like agent authorized to receive the transmission by the person who will be appointed as proxy. Every electronic transmission shall contain, or be accompanied by, information that can be used to reasonably determine that the shareowner transmitted or authorized the transmission of the electronic transmission. Any person charged with determining whether a shareholder transmitted or authorized the transmission of the electronic transmission shall specify the information upon which the determination is made.

An appointment of a proxy is effective when a signed appointment form or an electronic transmission of the appointment is received by the inspector of election or the officer or agent of the Corporation authorized to tabulate votes. An appointment is valid for eleven months unless a different period is expressly provided in the appointment. Unless otherwise provided, a proxy may be revoked any time before it is voted, either by appointing a new proxy in accordance with the Wisconsin Business Corporation Law or by oral notice given by the shareowner to the presiding officer during the meeting. The presence of a shareowner who has made an effective proxy appointment shall not itself constitute a revocation. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

Section 3.11 VOTING OF SHARES. - Except as provided in the Articles of Incorporation or statute, each outstanding share entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of shareowners.

Section 3.12 VOTING OF SHARES BY CERTAIN HOLDERS. - Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine.


           Shares held by an administrator, executor, guardian or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into that person's name. Shares standing in the name of a trustee may be voted by such trustee, either in person or by proxy, without a transfer of such shares into the trustee's name. The Corporation may request evidence of such fiduciary status with respect to the vote, consent, waiver, or proxy appointment.

           Shares standing in the name of a receiver or trustee in bankruptcy may be voted by such receiver or trustee, and shares held by or under the control of a receiver may be voted by such receiver without the transfer of the shares into such person's name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

           A pledgee, beneficial owner, or attorney-in-fact of the shares held in the name of a shareholder shall be entitled to vote such shares. The Corporation may request evidence of such signatory's authority to sign for the shareholder with respect to the vote, consent, waiver, or proxy appointment.

           Neither treasury shares nor shares held by another corporation, if a majority of the shares entitled to vote for the election of Directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

Section 3.13 ACTION WITHOUT MEETING. - Any action required or permitted by the Articles of Incorporation or these Bylaws or any provision of the Wisconsin Business Corporation Law to be taken at an Annual Meeting or Special Meeting may be taken without a meeting if a written consent or consents, describing the action so taken, is signed by all of the shareowners entitled to vote with respect to the subject matter thereof and delivered to the Corporation for inclusion in the corporate records.

Section 3.14    NOTICE OF SHAREOWNER BUSINESS AND NOMINATI0ON OF
DIRECTORS.

(a)   Annual Meetings.
      -----------------

(i)   Nominations   of  persons  for   election  to  the  Board  of
      Directors  of  the   Corporation  and  the  proposal  of
      business  to be  considered  by the  shareowners  may be
      made  at  an  Annual   Meeting   (A)   pursuant  to  the
      Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any shareowner of the Corporation who is a shareowner of record at the time of giving of notice provided for in this Bylaw and who is entitled to vote at the meeting and complies with the notice procedures set forth in this Section 3.14.

(ii)  For  nominations  or other  business to be  properly  brought before an Annual Meeting by a shareowner pursuant to clause (C) of paragraph (a)(i) of this Section 3.14, the shareowner must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareowner's notice shall be received by the Secretary of the Corporation at the principal offices of the  Corporation not later than the earlier of (A) 45
      days in advance of the first annual anniversary (the "Anniversary Date") of the date set forth in the Corporation's proxy statement for the prior year's Annual Meeting as the date on which the Corporation first mailed definitive proxy materials for the prior year's Annual Meeting and (B) the later of (x) the 70th day prior to such Annual Meeting and (y) the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareowner's notice shall be signed by the shareowner of record who intends to make the nomination or introduce the other
      business  (or  his  duly   authorized   proxy  or  other
      representative),  shall  bear the date of  signature  of
      such shareowner (or proxy or other representative) and shall set forth: (A) the name and address, as they appear on this Corporation's books, of such shareowner and the beneficial owner or owners, if any, on whose behalf the nomination or proposal is made; (B) the class and number of shares of the Corporation which are beneficially owned by such shareowner or beneficial
      owner  or  owners;   (C)  a  representation   that  such
      shareowner  is a  holder  of  record  of  shares  of the
      Corporation   entitled  to  vote  at  such  meeting  and
      intends  to appear in person or by proxy at the  meeting
      to make the nomination or introduce the other business specified in the notice; (D) in the case of any proposed nomination for election or re-election as a director, (I) the name and residence address of the person or persons to be nominated, (II) a description of all arrangements or understandings between such shareowner or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is
      to  be  made  by  such  shareowner,   (III)  such  other
      information regarding each nominee proposed by such shareowner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be
      included  in  a  proxy   statement   filed  pursuant  to
      Regulation 14A had the nominee been nominated by the Board of Directors and (IV) the written consent of each nominee to be named in a proxy statement and to serve as a director of the Corporation if so elected;  and (E)
      in the case of any other business that such shareowner proposes to bring before the meeting, (I) a brief description of the business desired to be brought before the meeting and, if such business includes a proposal  to amend  these  Bylaws,  the  language of the
      proposed   amendment,   (II)   such   shareowner's   and
      beneficial  owner's or owners'  reasons  for  conducting
      such  business  at the  meeting  and (III) any  material
      interest  in  such  business  of  such   shareowner  and
      beneficial owner or owners.

(iii) Notwithstanding  anything in the second sentence of paragraph
      (a)(ii) of this Section 3.14 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at
      least  45  days  prior  to  the   Anniversary   Date,  a
      shareowner's  notice required by this Section 3.14 shall
      also be  considered  timely,  but only with  respect  to
      nominees   for  any  new   positions   created  by  such
      increase, if it shall be received by the Secretary at the principal offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b)   Special  Meetings.  Only such business  shall be conducted at
      ------------------
a Special Meeting as shall have been described in the notice of meeting sent to shareowners pursuant to Section 3.4 of these Bylaws. Nominations of persons for election to the Board of Directors may be made at a Special Meeting at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareowner of the Corporation who (A) is a shareowner of record at the time of giving of such notice of meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures set forth in this Section 3.14. Any shareowner desiring to nominate persons for election to the Board of Directors at such a Special Meeting shall cause a written notice to be received by the Secretary of the Corporation at the principal offices of the Corporation not earlier than ninety days prior to such Special Meeting and not later than the close of business on the later of (x) the 60th day prior to such Special Meeting and (y) the 10th day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. Such written notice shall be signed by the shareowner of record who intends to make the nomination (or his duly authorized proxy or other representative), shall bear the date of signature of such shareowner (or proxy or other representative) and shall set forth: (A) the name and address, as they appear on the Corporation's books, of such shareowner and the beneficial owner or owners, if any, on whose behalf the nomination is made; (B) the class and number of shares of the Corporation which are beneficially owned by such shareowner or beneficial owner or owners; (C) a representation that such shareowner is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination specified in the notice; (D) the name and residence address of the person or persons to be nominated; (E) a description of all arrangements or understandings between such shareowner or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareowner; (F) such other information regarding each nominee proposed by such shareowner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and (G) the written consent of each nominee to be named in a proxy statement and to serve as a director of the Corporation if so elected.

(c)   General.
      --------

(i) Only persons who are nominated in accordance with the procedures set forth in this Section 3.14 shall be eligible  to  serve as  directors.  Only  such  business
      shall be conducted at an Annual Meeting or Special Meeting as shall have been brought before such meeting in  accordance  with the  procedures  set  forth in this
      Section  3.14.  The  chairman of the meeting  shall have
      the power and duty to determine  whether a nomination or
      any business  proposed to be brought  before the meeting
      was made in accordance  with the procedures set forth in
      this Section 3.14 and, if any proposed nomination or business is not in compliance with this Section 3.14,
      to  declare  that  such  defective   proposal  shall  be
      disregarded.

(ii) For purposes of this Section 3.14, "public announcement" shall mean disclosure in a press release reported by
      the  Dow  Jones  News  Service,   Associated   Press  or
      comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding    the    foregoing    provisions   of   this
      Section 3.14, a shareowner shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3.14. Nothing in
      this   Section   3.14  shall  be  deemed  to  limit  the
      Corporation's    obligation   to   include    shareowner
      proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act.



                                   ARTICLE IV
                               BOARD OF DIRECTORS

Section 4.1 GENERAL POWER. - The business and affairs of the Corporation shall be managed by its Board of Directors.

Section 4.2 NUMBER. CLASSES & TERM. - The number of Directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the total number of Directors that the Corporation would have if there were no vacancies, but shall not be less than nine (9) nor more than sixteen (16). The Directors of the Corporation shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. At each Annual Meeting, the successors to the class of Directors whose terms shall expire at the time of such Annual Meeting shall be elected to hold office until the third succeeding Annual Meeting, and until their successors are duly elected and qualified.

Section 4.3 CHAIRPERSON OF THE BOARD. - The Chairperson of the Board if not designated as the Chief Executive Officer of the Company shall assist the Board in the formulation of policies and may make recommendations therefore. Information as to the affairs of the Company in addition to that contained in the regular reports shall be furnished to him or her on request. He or she may make suggestions and recommendations to the Chief Executive Officer regarding any matters relating to the affairs of the Company and shall be available for consultation and advice.

Section 4.4 VICE CHAIRPERSON OF THE BOARD. - The Vice Chairperson of the Board shall assist the Board in the formulation of policies and make recommendations therefore. The Vice Chairperson shall have such other powers and duties as may be prescribed for him or her by the Chairperson of the Board or the Board of Directors. In the absence of or the inability of the Chairperson of the Board to act as Chairperson of the Board, the Vice Chairperson of the Board shall assume the powers and duties of the Chairperson of the Board.

Section 4.5 QUALIFICATIONS AND REMOVAL. - No person who has attained 70 years of age shall be eligible for election or re-election to the Board of Directors. Any Director who has attained seventy (70) years of age shall resign from the Board of Directors effective as of the next Annual Meeting. For a period of five (5) years following April 21, 1998, no person, except any of the initial Directors serving as such on April 21, 1998, who is an executive officer or employee of the Corporation or any of its subsidiaries shall be eligible to serve as a Director of the Corporation; provided, however, that any individual serving as Chief Executive Officer of the Corporation shall be eligible to serve as a Director of the Corporation. In the event the Chief Executive Officer resigns or retires from his or her office or employment with the Corporation, he or she shall simultaneously submit his or her resignation from the Board of Directors. In the event that the Chief Executive Officer is removed from his or her office by the Board of Directors, or is involuntarily terminated from employment with the Corporation, he or she shall simultaneously submit his or her resignation from the Board of Directors. In the event that a Director experiences a change in their principal occupation or primary business affiliation, the Director must submit their resignation from the Board to the Nominating and Governance Committee. The Nominating and Governance Committee shall recommend to the Board of Directors whether the Board should accept such resignation. If the Nominating and Governance Committee recommends acceptance of the resignation, an affirmative vote of two-thirds of the remaining Directors holding office is required to affirm the Nominating and Governance Committee's recommendation. A resignation may be tendered by any Director at any meeting of the shareholders or of the Board of Directors, who shall at such meeting accept the same.

Section 4.6 REGULAR MEETINGS. - Regular meetings of the Board of Directors shall be held at such time and place as may be determined by the Board of Directors, but in no event shall the Board meet less than once a year.

Section 4.7 SPECIAL MEETINGS. - Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer or any two (2) Directors. The Chief Executive Officer or Secretary may fix any place, either within or without the State of Wisconsin, whether in person or by telecommunications, as the place for holding any special meeting.

Section 4.8 NOTICE; WAIVER. - Notice of any meeting of the Board of Directors, unless otherwise provided pursuant to Section 4.6, shall be given at least forty-eight (48) hours prior to the meeting by written notice delivered personally or mailed to each Director at such address designed by each Director, by telegram or other form of wire or wireless communication. The notice need not describe the purpose of the meeting of the Board of Directors or the business to be transacted at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage prepared. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of business because the meeting is not lawfully called or convened.

Section 4.9 QUORUM. - A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting to some other day without further notice.

Section 4.10    MEETING PARTICIPATION.

(a) Any or all members of the Board of Directors, or any committee thereof, may participate in a regular or special meeting by, or to conduct the meeting through, the use of any means of communication by which any of the following occurs:

(i) All participating directors may simultaneously hear each other during the meeting.

(ii)  All   communication   during  the   meeting  is   immediately
      transmitted to each participating director, and each participating director is able to immediately send messages to all other participating directors.

(b) If a meeting is conducted by the means of communication described herein, all participating directors shall be informed that a meeting is taking place at which official business may be transacted.

(c) A director participating in a meeting by means of such communication is deemed to be present in person at the meeting.

Section 4.11 ACTION WITHOUT MEETING. - Any action required or permitted to be taken at any meeting of the Directors of the Corporation or of any committee of the Board may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the Directors or all of the members of the Committee of Directors, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting and shall be filed with the Secretary of the
Corporation  to  be  included  in  the  official   records  of  the
Corporation. The action taken is effective when the last Director signs the consent unless the consent specifies a different effective date.

Section 4.12 PRESUMPTION OF ASSENT. - A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting or promptly upon arrival to the holding of or transacting business at the meeting,
(b) the Director's dissent or abstention shall be entered in the minutes of the meeting, (c) the Director shall file a written dissent or abstention to such action with the presiding officer of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered or certified mail to the Secretary of the Corporation immediately after the adjournment of the meeting, or (d) the Director shall file a written notice to the Secretary of the Corporation promptly after receiving the minutes of the meeting that the minutes failed to show the Director's dissention or abstention from the action taken. Such right to dissent or abstain shall not apply to a Director who voted in favor of such action.

Section 4.13 VACANCIES. - Except as provided below, any vacancy occurring in the Board of Directors or on any Committee of the Board of Directors and any directorship to be filled by reason of an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, even if less than a quorum of the Board of Directors. For a period of time commencing on formation of Interstate Energy Corporation and expiring on the date of the third annual meeting of shareowners of the Corporation, the initially appointed IES, IPC and WPLH directors, each as a separate group, shall be entitled to nominate those persons who will be eligible to be appointed, elected or re-elected as IES, IPC and WPLH Directors. The Director or Directors so chosen shall hold office until the next election of the Class for which such Director or Directors shall have been chosen and until their successors shall have been duly elected and qualified.

Section 4.14 COMPENSATION. - Compensation and expenses for attendance at a regular or special meeting of the Board of Directors, or at any committee meeting, shall be payable in such amounts as determined from time to time by the Board of Directors. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Directors who are full time employees or officers of the Corporation shall not receive any compensation.



                                   ARTICLE V
                                   COMMITTEES

Section 5.1 COMMITTEES. - The Board of Directors may, by resolution passed by a majority of the whole Board, designate from their number various Committees from time to time as corporate needs may dictate. The Committees may make their own rules of procedure and shall meet where and as provided by such rules, or by resolution of the Board of Directors. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Each Committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. The Committee may be authorized by the Board of Directors to perform specified functions, except that a committee may not do any of the following: (a) authorize distributions; (b) approve or propose to shareowners action that the Wisconsin Business Corporation Law requires to be approved by shareowners; (c) fill vacancies on the Board of Directors, or, unless the Board of Directors provides by resolution that vacancies on a committee shall be filled by the affirmative vote of the remaining committee members, on any Board committee; (d) amend the Corporation's Articles of Incorporation; (e) adopt, amend or repeal bylaws; (f) approve a plan of merger not requiring shareowner approval; (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; and (h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee to do so within limits prescribed by the Board of Directors.

Section 5.2 EXECUTIVE COMMITTEE. - An Executive Committee is hereby established and shall consist of at least three (3)
members, including the Chairman of the Board. The Executive Committee shall possess all the powers and authority of the Board of Directors when said Board of Directors is not in session, except for the powers and authorities set forth in Section 5.1.

Section 5.3 AUDIT COMMITTEE. - An Audit Committee is hereby established and shall consist of at least three (3) Directors, all of whom shall be outside members of the Board of Directors. The members of the Committee shall be elected annually by a majority vote of the members of the Board of Directors. Said Committee shall meet at the call of any one of its members, but in no event shall it meet less than once a year. Subsequent to each such Committee meeting, a report of the actions taken by such Committee shall be made to the Board of Directors.

Section 5.4 COMPENSATION AND PERSONNEL COMMITTEE. - A Compensation and Personnel Committee is hereby established and shall consist of at least three (3) Directors who are not and never have been officers, employees or legal counsel of the Company. The Chairperson and the members of the Compensation and Personnel Committee shall be elected annually by a majority vote of the members of the Board of Directors. Said Committee shall meet at such times as it determines, but at least twice each year, and shall meet at the request of the Chairman of the Board, the Chief Executive Officer, or any Committee member. Subsequent to each such Committee meeting, a report of the actions taken by such Committee shall be made to the Board of Directors.

Section 5.5 NOMINATING AND GOVERNANCE COMMITTEE. - A Nominating and Governance Committee shall be established and shall consist of at least three (3) Directors, all of whom shall be outside members of the Board of Directors. The Chairperson and the members of the Nominating and Governance Committee shall be elected annually by a majority vote of the members of the Board of Directors. Said Committee shall meet at the call of any one of its members, but in no event shall it meet less than once a year. Subsequent to each such Committee meeting, a report of the actions taken by such Committee shall be made to the Board of Directors.



                                   ARTICLE VI
                                    OFFICERS

Section 6.1 OFFICERS. - The Board of Directors shall elect a Chief Executive Officer, a President, such number of Vice Presidents with such designations as the Board of Directors at the time may decide upon, a Secretary, a Treasurer and a Controller. The Chief Executive Officer may appoint such other officers and assistant officers as may be deemed necessary. The same person may simultaneously hold more than one such office.

Section 6.2 TERM OF OFFICERS. - All Officers, unless sooner removed, shall hold their respective offices until their successors, willing to serve, shall have been elected but any Officer may be removed from Office at any time by the Board of Directors.

Section 6.3 REMOVAL OF OFFICERS. - Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

Section 6.4 CHIEF EXECUTIVE OFFICER. - Subject to the control of the Board of Directors the Chief Executive Officer designated by the Board of Directors shall have and be responsible for the general management and direction of the business of the
Corporation, shall establish the lines of authority and supervision of the Officers and employees of the Corporation, shall have the power to appoint and remove and discharge any and all agents and employees of the Corporation not elected or appointed directly by the Board of Directors. and shall assist the Board in the formulation of policies of the Corporation. The Chairperson of the Board, if Chief Executive Officer, may delegate any part of his or her duties to the President, or to one or more of the Vice Presidents of the Corporation.

Section 6.5 PRESIDENT. - The President, when he or she is not designated as and does not have the powers of the Chief Executive Officer, shall have such other powers and duties as may from time to time be prescribed by the Board of Directors or be delegated to him or her by the Chairperson of the Board or the Chief Executive Officer.

Section 6.6 VICE PRESIDENTS. - The Vice Presidents shall have such powers and duties as may be prescribed for him or her by the Board of Directors and the Chief Executive Officer. In the absence of or in the event of the death of the Chief Executive Officer and the President, the inability or refusal to act, or in the event for any reason it shall be impracticable for Chief Executive Officer and the President to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the Chief Executive Officer and the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer and the President. The execution of any instrument of the Corporation by any Vice
President shall be conclusive evidence, as to third parties, of his or her authority to act in the stead of the Chief Executive Officer and the President.

Section 6.7     SECRETARY.   -  The  Secretary   shall  attend  all
meetings of the Board of Directors, shall keep a true and faithful record thereof in proper books to be provided for that purpose, and shall be responsible for the custody and care of the corporate seal, corporate records and minute books of the Corporation, and of all other books, documents and papers as in the practical business operation of the Corporation shall naturally belong in the office or custody of the Secretary, or shall be placed in his or her custody by the Chief Executive Officer or by the Board of Directors. He or she shall also act as Secretary of all shareowners' meetings, and keep a record thereof. He or she shall, except as may be otherwise required by statute or by these bylaws, sign, issue and publish all notices required for meetings of shareowners and of the Board of Directors. He or she shall be responsible for the custody of the stock books of the Corporation and shall keep a suitable record of the addresses of shareowners. He or she shall also be responsible for the collection, custody and disbursement of the funds received for dividend reinvestment. He or she shall sign stock certificates, bonds and mortgages, and all other documents and papers to which his or her signature may be necessary or appropriate, shall affix the seal of the Corporation to all instruments requiring the seal, and shall have such other powers and duties as are commonly incidental to the office of Secretary, or as may be prescribed for him or her by the President or by the Board of Directors.

Section 6.8 TREASURER. - The Treasurer shall have charge of, and be responsible for, the collection, receipt, custody and disbursement of the funds of the Corporation, and shall deposit its funds in the name of the Corporation in such banks or trust companies as he or she shall designate and shall keep a proper record of cash receipts and disbursements. He or she shall be responsible for the custody of such books, receipted vouchers and other books and papers as in the practical business operation of the Corporation shall naturally belong in the office or custody of the Treasurer, or shall be placed in his or her custody by the President, or by the Board of Directors. He or she shall sign checks, drafts, and other paper providing for the payment of money by the Corporation for operating purposes in the usual course or business. He or she may, in the absence of the Secretary and Assistant Secretaries sign stock certificates. The Treasurer shall have such other powers and duties as are commonly incidental to the office of Treasurer, or as may be prescribed for him or her by the President or by the Board of Directors.

Section 6.9 CONTROLLER. - The Controller shall be the principal accounting Officer of the Corporation. He or she shall have general supervision over the books of accounts of the
Corporation. He or she shall examine the accounts of all Officers and employees from time to time and as often as practicable, and shall see that proper returns are made of all receipts from all sources. All bills, properly made in detail and certified, shall be submitted to him or her, and he or she shall audit and approve the same if found satisfactory and correct, but he or she shall not approve any voucher unless charges covered by the voucher have been previously approved through work orders, requisition or otherwise by the head of the department in which it originated, or unless he or she shall be otherwise satisfied of its propriety and correctness. He or she shall have full access to all minutes, contracts, correspondence and other papers and records of the Corporation relating to its business matters, and shall be responsible for the custody of such books and documents as shall naturally belong in the custody of the Controller and as shall be placed in his or her custody by the President or by the Board of Directors. The Controller shall have such other powers and duties as are commonly incidental to the office of Controller, or as may be prescribed for him or her by the President or by the Board of Directors.

Section 6.10 ASSISTANT OFFICERS. - The Assistant Secretaries, Assistant Treasurers, Assistant Controllers, and other Assistant Officers shall respectively assist the Secretary, Treasurer, Controller, and other Officers of the Corporation in the performance of the respective duties assigned to such principal Officer, and in assisting his or her principal Officer each assistant Officer shall to that extent and for such purpose have the same powers as his or her principal Officer. The powers and duties of any such principal Officer shall temporarily devolve upon an assistant Officer in case of the absence, disability, death, resignation or removal from office of such principal Officer.

                                  ARTICLE VII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 7.1 CERTIFICATES FOR SHARES. - Each certificate representing shares of the Corporation shall state upon the face
(a) that the Corporation is organized under the laws of the State of Wisconsin, (b) the name of the person to whom issued, (c) the number and class of shares, and the designation of the series, if any, which such certificate represents, and (d) the par value of each share, if any, and each such certificate shall otherwise be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the Chairman of the Board, or the Chief Executive Officer or the President and by the Secretary or an Assistant Secretary and shall be sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent and registrar. In case any officer or other authorized person who has signed or whose facsimile signature has been placed upon such certificate for the Corporation shall have ceased to be such officer or employee or agent before such certificate is issued, it may be issued by the Corporation with the same effect as if such person where an officer or employee or agent at the date of its issue. Each certificate for shares shall be consecutively numbered or otherwise identified.

           All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

Section 7.2 TRANSFER OF SHARES. - Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by such person's
legal   representative,   who  shall  furnish  proper  evidence  of
authority to transfer, or authorized attorney, by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.

           Subject to the provisions of Section 3.12 of Article III of these Bylaws, the person in whose name shares stand on the books of the Corporation shall be treated by the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, including (without limitation) a purchaser, assignee or transferee of such shares, or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the record holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. Except as provided in said
Section 3.12 hereof, no such purchaser, assignee, transferee or other person shall be entitled to receive notice of the meetings of shareholders, to vote at such meetings, to examine the complete record of the shareholders entitled to vote at meetings, or to own, enjoy or exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee, transferee or other person has become the record holder of such shares.

Section 7.3 LOST, DESTROYED OR STOLEN CERTIFICATES. - When the owner claims that certificates for shares have been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the Corporation has notice that such shares have been acquired by a bona fide purchaser, (b) files with the Corporation a sufficient indemnity bond if required by the Corporation and (c) satisfies such other reasonable requirements as may be provided by the Corporation.

Section 7.4 STOCK REGULATIONS. - The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with law as it may deem expedient concerning the issue, transfer and registration of shares of the Corporation.


                                  ARTICLE VIII
             INDEMNIFICATION AND LIABILITY OF DIRECTOR AND OFFICERS

Section 8.1 INDEMNIFICATION. - The Corporation shall, to the fullest extent permitted or required by Sections 180.0850 to 180.0859, inclusive, of the Wisconsin Business Corporation Law, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors, Officers, employees and agents against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director, Officer, employee or agent is a Party because he or she is or was a Director, Officer, employee or agent of the Corporation. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director, Officer, employee or agent may be entitled under any written agreement, Board resolution, vote of shareowners, the Wisconsin Business Corporation Law or otherwise. The Corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses under this Section 8.1 by the purchase of insurance on behalf of any one or more of such Directors, Officers, employees or agents, whether or not the Corporation would be obligated to indemnify or advance Expenses to such Director, Officer, employee or agent under this Section 8.1. All capitalized terms used in this
Article VIII and not otherwise defined herein shall have the meaning set forth in Section 180.0850 of the Wisconsin Business Corporation Law.

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1 FISCAL YEAR. - The fiscal year of the Corporation shall be the calendar year.

Section 9.2 DIVIDENDS. - Subject to the provisions of law or the Articles of Incorporation, the Board of Directors may, at any regular or special meeting, declare dividends upon the capital stock of the Corporation payable out of surplus (whether earned or paid-in) or profits as and when they deem expedient. Before declaring any dividend there may be set apart out of surplus or profits such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for such other purposes as the directors shall deem conducive to the interests of the Corporation.

Section 9.3 CONTRACTS, CHECKS, DRAFTS, DEEDS, LEASES AND OTHER INSTRUMENTS. - All contracts, checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors. The Board may authorize by resolution any officer or officers to enter into and execute any contract or instrument of indebtedness in the name of the Corporation, and such authority may be general or confined to specific instances. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks or other depositories as the Treasurer may authorize.

           All contracts, deeds, mortgages, leases or instruments that require the corporate seal of the Corporation to be affixed thereto shall be signed by the President or a Vice President, and by the Secretary, or an Assistant Secretary, or by such other officer or officers, or person or persons, as the Board of Directors may be resolution prescribe.

Section 9.4 VOTING OF SHARES OWNED BY THE CORPORATION. - Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of such other corporation by the Chief Executive Officer of the Corporation, if present, or if absent by any other officer of the Corporation who may be present. Whenever, in the judgment of the Chief Executive Officer, or if absent, of any officer, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the Chief Executive Officer or one of the officers of the Corporation and shall be attested by the Secretary or an Assistant Secretary of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by such other corporation and owned by the Corporation in the same manner as such share or shares might be voted by the Corporation.

                                   ARTICLE X
                          AMENDMENT OR REPEAL OF BYLAWS

Section 10.1 AMENDMENTS BY BOARD OF DIRECTORS. - Except as otherwise provided by the Wisconsin Business Corporation Law or the Articles of Incorporation, these Bylaws may be amended or repealed and new Bylaws may be adopted by the Board of Directors by the affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; provided, however, that the shareowners in adopting, amending or repealing a particular bylaw may provide therein that the Board of Directors may not amend, repeal or readopt that bylaw.

Section 10.2 IMPLIED AMENDMENT. - Any action taken or authorized by the shareowners or by the Board of Directors which would be inconsistent with the Bylaws then in effect but which is taken or authorized by affirmative vote of not less than the number of shares or the number of directors required to amend the Bylaws so that the Bylaws would be consistent with such action shall be given the same effect as though the Bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.


-------------------------------------------------------------------


      I,________________________________________________, do hereby certify that I am the duly elected and acting _______________ Corporate Secretary of Alliant Energy Corporation, a Wisconsin corporation, organized under the laws of the State, and that I have access to the corporate records of said Company, and as such officer, I do further certify that the foregoing Bylaws were adopted as of January 30, 2001.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said Company this ____________ day of ___________________, _______.




                               ___________________________________